Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 2/17/04


Blended Coupon 5.7966%


Excess Protection Level
3 Month Average   4.91%
February, 2001   7.42%
January, 2001   6.93%
December, 2000   0.37%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.44%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,724,177,938.56